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                                                                       Exhibit I

                                    AGREEMENT

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of Sonus Networks, Inc.

         EXECUTED as a sealed instrument this 13th day of February, 2002.


                                            MATRIX PARTNERS V, L.P.

                                            By:  Matrix V Management Co., L.L.C.
                                                 General Partner


                                                 By: /s/ Paul J. Ferri
                                                    ----------------------------
                                                    Paul J. Ferri
                                                    Managing Member

                                            MATRIX V ENTREPRENEURS FUND, L.P.

                                            By:  Matrix V Management Co., L.L.C.
                                                 General Partner


                                                 By: /s/ Paul J. Ferri
                                                    ----------------------------
                                                    Paul J. Ferri
                                                    Managing Member


                                            MATRIX V MANAGEMENT CO., L.L.C.


                                                 By: /s/ Paul J. Ferri
                                                    ----------------------------
                                                    Paul J. Ferri
                                                    Managing Member

                                             /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri